UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 12, 2004

                               AMIS Holdings, Inc.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)


            021-46008                                    33-0918993
     Commission File Number                           (I.R.S. Employer
                                                   Identification Number)





                               2300 Buckskin Road
                             Pocatello, Idaho 83201
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (208) 233-4690

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  ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                 (c) Exhibit 99.1 Press release issued by AMIS Holdings, Inc.on
                     February 12, 2004.

  ITEM 12.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     (a) On February 12, 2004, AMIS Holdings, Inc. issued a press release announcing results for the fiscal quarter and year ended December 31, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated into this form 8-K by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                 AMIS Holdings, Inc.


                                 By: /s/ Brent Jensen
                                     -------------------------------------------
                                     Name:  Brent Jensen
                                     Title: Senior Vice President and
                                            Chief Financial Officer
                                            February 12, 2004